Exhibit 99.1
Press Release

Workhorse Group Announces Planned Entry into Mobile AI Data Center Category
•New product line targets a key segment of the rapidly growing mobile AI computing market
•Plans to leverage existing engineering, test and validation capabilities and utilize manufacturing operations at Union City, IN plant

DETROIT, (July 28, 2026) Workhorse Group, Inc. (NASDAQ: WKHS) (“Workhorse”) today announced its intent to enter the mobile AI data center category with a new product: a turnkey, compute-ready, containerized mobile AI data center designed to meet the localized mobile AI infrastructure needs of distributed deployment applications worldwide.

The new containerized mobile AI data center product line, which is currently in development, is intended to leverage Workhorse’s existing engineering, software, testing, agile design and supply-chain capabilities as well as other cost synergies from manufacturing the new mobile AI data center product line at its plant in Indiana.

According to Grand View Research, the market size for “Containerized Data Centers” could reach $41 billion by 2031.1 According to numerous research reports, demand for edge computing, which is largely enabled by containerized data centers, is being driven by a combination of factors, including, but not limited to: deployment speed and site flexibility; 5G rollout and edge/AI workloads; disaster recovery and continuity; energy efficiency and sustainability regulation; and telecom, IT and Banking/Financial/Securities industries.2

Workhorse intends to meet this demand with a new proprietary mobile AI data center infrastructure product. The initial containerized design is expected to feature liquid-to-liquid cooling, isolated server racks, a separate climate-controlled operator zone with two workstations, integrated uninterruptable power supply (UPS) and battery back-up power, a fire suppression system, advanced monitoring for safety and security, and the ability to use multiple sources of external power, among other capabilities needed to operate a mobile AI data center.

1 Grand View Research, “Global Containerized Data Center Market Size & Outlook” https://www.grandviewresearch.com/horizon/outlook/containerized-data-center-market-size/global
2 Fortune Business Insights, “Containerized Data Center Market Size, Share & Industry Analysis, 2026–2034,” fortunebusinessinsights.com/containerized-data-center-market-108571
Global Growth Insights, “Containerized and Modular Data Center Market Size, Share & Forecast to 2035,” globalgrowthinsights.com/market-reports/containerized-and-modular-data-center-market-105065
Global Market Insights (GMI), “Edge Data Center Market Size, Share & Growth Report, 2026–2035,” gminsights.com/industry-analysis/edge-data-center-market
Intel Market Research, “Modular Edge Data Centers Market, 2026–2034,” intelmarketresearch.com/modular-edge-data-centers-market-28018
BIS Research, “Prefabricated and Modular Data Centers Market — A Global and Regional Analysis, 2024–2034,” bisresearch.com/industry-report/prefabricated-and-modular-data-centers-market.html

Workhorse expects to develop a partnership-based go-to-market approach for the new product line via supplier partnerships with final data center developers who would manage the market development and customer relationship aspects of this product line. Workhorse is targeting 2027 for the commencement of initial production and commercial deliveries.
“We believe this expansion into a new, growing segment is a strategic step that builds on the broader capabilities we now have as a result of the merger late last year and it supports our expanded company vision to build the ‘new’ Workhorse as an industrial technology company. Workhorse already builds highly reliable mobile platforms: electric medium duty commercial vehicles manufactured at our commercial scale plant in Union City, Indiana,” said Scott Griffith, CEO of Workhorse. “We feel that this is an opportunity to build a competitive advantage and develop a new revenue stream in this exciting new category where we can leverage many of our existing core capabilities to establish a scalable early mover position in the mobile AI data center market.”
Engineering and Technical Synergies: Workhorse believes that its expertise and competencies in areas like power electronics, thermal management, ruggedized enclosures, mobile connectivity, vibration isolation and embedded systems, are also applicable to containerized platforms that can meet the operating demands of mobile AI data center hardware and systems.
Manufacturing Synergies: With its flexible, low-cost, low-overhead manufacturing center in Union City, Indiana, Workhorse can accommodate high-mix, low-volume production, custom configurations, and rapid iteration. Moreover, Workhorse’s design-test-validation cycles are purpose-built to be agile and to translate customer requirements and lessons from the field into new features and product improvements in weeks, not model years.
“We believe this new product line can provide new sources of revenue and cash flow and increase our operating leverage, helping us more quickly drive down the production costs of our electric trucks for our commercial fleet customers,” continued Griffith.
Workhorse also has continued the previously announced engineering and design work for its upcoming modular chassis and cab chassis products, with production for those products also expected to begin in late 2027. The company anticipates providing further updates on both its commercial vehicle line of business and its new product line during Workhorse’s Q2 earnings call scheduled for August 13, 2026.
About Workhorse Group Inc.
Headquartered in the Detroit area with a commercial-scale manufacturing plant in Union City, Indiana, Workhorse (Nasdaq: WKHS) is an American engineering and manufacturing company specializing in electrification, high-voltage systems integration, mobility platforms, ruggedized mobile platform manufacturing, distributed energy systems, and deployable industrial infrastructure. We manufacture durable, reliable and high-performing vehicles and infrastructure for mission-critical applications deployed in the world’s most demanding operating environments. More information is available at www.workhorse.com.

Media Relations Contacts:
Workhorse
John Williams, Communications
+1-206-660-5503, john.williams@workhorse.com

ICR, Inc.
workhorse@icrinc.com

Investor Relations Contact:
ir@workhorse.com
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that are not historical facts, including statements regarding Workhorse’s new product line, the market for containerized data centers and edge computing, the Company’s go-to-market approach, the expected date for initial production and delivery of the new product line, the Company’s ability to leverage existing capabilities in developing the new product line, the potential for revenue from the new product line to enable the Company to continue its cost reduction efforts for its electric trucks and other statements regarding the Company's achievement of its priorities and its other plans, objectives, expectations, business strategies, future operations, financial performance, prospects, and other future events or developments, are forward-looking statements. Some of these statements may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”.

These forward-looking statements are based on management's current expectations, assumptions, and estimates as of the date of this press release and are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ include, among others, Workhorse’s ability to design and develop the new product line; additional costs that may be incurred in connection with the development of the product line; Workhorse’s ability to reach a commercial partnership for the development and sale of the new product line; the potential for distraction resulting from Workhorse’s efforts to develop the new product line; risks related to the development of the mobile AI computing market; and Workhorse’s ability to raise capital to fund its operations.

Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2025, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent periodic reports. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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